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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2005

                                  AMICAS, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                      000-25311             59-2248411
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(State or other jurisdiction of         (Commission           (IRS Employer
        incorporation)                 File Number)        Identification No.)


  20 Guest Street, Suite 200, Boston, MA                       02135
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 (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: 617-779-7878

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 31, 2005, AMICAS, Inc. (the "Company") entered into a separation agreement (the "Agreement") with Hamid Tabatabaie, the Company's Senior Vice President, Products and Services, under which the parties agreed to terminate Mr. Tabatabaie's employment with the Company on April 30, 2005. Thereafter, Mr. Tabatabaie will have an obligation to provide ongoing transition services to the Company, not to exceed 16 hours per week, through June 30, 2005. In accordance with applicable law, Mr. Tabatabaie has until the end of the seven (7) day period following execution to revoke the Agreement. Upon the effectiveness of the Agreement, the Company has agreed to pay to Mr. Tabatabaie the equivalent of two months of his current base rate of pay of $20,833.00 per month and to accelerate payments to Mr. Tabatabaie under the Amended and Restated Employee Earn Out Bonus plan, agreed to in connection with the First Amendment to Agreement and Plan of Merger dated December 9, 2004, in the amount of $414,387.96 payable after the effective date of the Agreement and $414,387.95 payable on May 31, 2005. Furthermore, the Company agreed to pay to Mr. Tabatabaie an aggregate of approximately $16,650.00 for payments due in connection with the Company's acquisition of Amicas PACS, Corp. and other compensation obligations. The Agreement also provides for general and specific releases of both parties. Under the Agreement, Mr. Tabatabaie acknowledged and reaffirmed his obligations pursuant to the Non Compete/Non-Disclosure Agreement that he had previously executed with the Company.

      This summary of the Agreement is qualified in its entirety by the terms and conditions of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

10.1 Separation Agreement dated March 31, 2005 and effective April 30, 2005 between AMICAS, Inc. and Hamid Tabatabaie
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMICAS, INC.

                                            By:  /s/ Stephen Hicks
                                                 -------------------------
                                                 Name:    Stephen Hicks
                                                 Title:   Vice President and
                                                          General Counsel

Date:  April 6, 2005
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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------
10.1                Separation Agreement dated March 31, 2005 and effective
                    April 30, 2005 between AMICAS, Inc. and Hamid Tabatabaie